UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2013

Universal Biosensors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52607	98-0424072
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue Rowville, 3178, Victoria Australia	Not Applicable
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 3 9213 9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2013, Dr. Colin Adam informed Universal Biosensors, Inc. (the “Company”) that he will not stand for re-election to the Board of Directors when his term expires at the upcoming 2013 annual meeting of stockholders.

Dr. Adam’s decision not to stand for re-election did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Dr. Adam for his service and commitment during his tenure as a director of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: February 5, 2013	By:	/s/ Paul Wright
Paul Wright
Chief Executive Officer

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